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John M. Oakey, III

Direct Dial: 804.783.6452

joakey@williamsmullen.com

March 25, 2003

BY EDGAR TRANSMISSION

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C.  20549-1004

Re:

Middleburg Financial Corporation

Definitive Proxy Materials

Ladies and Gentlemen:

On behalf of Middleburg Financial Corporation, a Virginia corporation (the "Company"), we transmit for filing, pursuant to Rule 101 of Regulation S-T and Rule 14a-6(b) of Regulation 14A under the Securities Exchange Act of 1934, as amended, the Company's definitive Proxy Statement for its Annual Meeting of Shareholders to be held on April 16, 2003 and definitive form of Proxy.

The Company expects to mail the definitive proxy materials to its shareholders on or about March 25, 2003.

Thank for your assistance.  Please call me at (804) 783-6452 if you have any questions.

Sincerely yours,

/s/ John M. Oakey, III

John M. Oakey, III

Enclosures

A Professional Corporation

MICHIGAN  ·  VIRGINIA  ·  WASHINGTON, D.C.  ·  LONDON

Two James Center   1021 East Cary Street (23219)   P.O. Box 1320   Richmond, VA 23218-1320   Tel: 804.643.1991   Fax: 804.783.6507 www.williamsmullen.com